Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

Fourth Quarter and Full Year Fiscal 2015 Financial Results

SPRINGFIELD, Mass., June 18, 2015 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), a leader in firearm manufacturing and design, today announced financial results for the fiscal fourth quarter and full fiscal year ended April 30, 2015.

Fourth Quarter Fiscal 2015 Financial Highlights

•	Quarterly net sales were a record $181.0 million, an increase of 6.2% from the fourth quarter last year. Firearm division net sales of $166.4 million decreased by 2.4% from the comparable quarter last year, which was more than offset by $14.6 million of net sales related to the company’s new accessories division, which was established in connection with the acquisition of Battenfeld Technologies, Inc. (BTI) on December 11, 2014.

•	Quarterly GAAP income from continuing operations was $21.9 million, or $0.40 per diluted share, compared with $24.9 million, or $0.44 per diluted share, for the fourth quarter last year.

•	Quarterly non-GAAP income from continuing operations was $24.9 million, or $0.45 per diluted share, compared with $26.5 million, or $0.47 per diluted share, for the fourth quarter last year.

•	Quarterly non-GAAP Adjusted EBITDAS from continuing operations was $50.8 million, or 28.1% of net sales.

Full Year Fiscal 2015 Financial Highlights

•	Full year net sales totaled $551.9 million, a decrease of 11.9% from last year. Firearm division net sales were $531.2 million, a decrease of 15.2% from last year, and accessories division net sales were $20.6 million. The accessories division consists entirely of the recently acquired BTI. Therefore, the accessories division had no sales in the prior year and less than five months of net sales in fiscal 2015.

•	Full year GAAP income from continuing operations was $49.8 million, or $0.90 per diluted share, compared with $88.6 million, or $1.47 per diluted share, last year.

•	Full year non-GAAP income from continuing operations was $1.02 per diluted share, compared with $1.55 per diluted share last year.

•	Full year non-GAAP Adjusted EBITDAS from continuing operations totaled $132.5 million, or 24.0% of net sales.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, said, “We are very pleased with our fiscal 2015 results, particularly our fourth quarter performance. During fiscal 2015, we marked a number of achievements as we remained focused on executing our long-term strategy. We moved further into the hunting and shooting accessories market by acquiring BTI and we strengthened our supply chain with the vertical integration of our principal injection molding supplier. Both acquisitions were accretive to gross margins. Our focus on gross margins resulted in a 37.1% gross margin for the fourth quarter (38.4% when the 1.3% accounting-related impact of the BTI acquisition is excluded), which was within our targeted range. Looking forward, we anticipate further sales and earnings growth in fiscal 2016 as we continue to position our company for long-term success.”

Jeffrey D. Buchanan, Smith & Wesson Holding Corporation Executive Vice President and Chief Financial Officer, said, “Earlier in the fiscal year, we had stated that a company focus was to reduce inventories and we succeeded in reducing those inventories by $20.2 million during the fourth quarter. As a result, robust cash flow from operations during the fourth quarter of $84.9 million allowed us to fully pay down the $100.0 million revolving credit line we had used to facilitate the purchase of BTI and still end the quarter with $42.2 million in cash. Earlier this week, we redeemed all of our 5.875% Senior Notes using the proceeds of a new $105.0 million five-year term loan, which has a favorable interest rate. These combined actions are focused on creating value for our shareholders by optimizing our capital efficiency, lowering our weighted average cost of capital, and strengthening our balance sheet to support future growth initiatives.”

Financial Outlook

	Range for the Three Months Ending July 31, 2015		Range for the Year Ending April 30, 2016
Net sales (in thousands)	$140,000	$145,000	$605,000	$615,000

GAAP income per share - diluted	$0.13	$0.15	$0.85	$0.90
Amortization of acquired intangible assets, net of tax	0.03	0.03	0.12	0.12
Debt extinguishment costs, net of tax	0.05	0.05	0.05	0.05

Non-GAAP income per share - diluted	$0.21	$0.23	$1.02	$1.07

Conference Call and Webcast

The company will host a conference call and webcast today, June 18, 2015, to discuss its fourth quarter and full year fiscal 2015 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call will be webcast live and is scheduled to begin at 5:00 p.m. Eastern Time. The live audio broadcast and replay of the conference call can be accessed on Smith & Wesson’s website at http://www.smith-wesson.com (Windows Media is required). Those interested in listening to the conference call via telephone may call directly at 617-786-2902 and reference conference code 72152557. No RSVP is necessary. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP income from continuing operations” and “Adjusted EBITDAS” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) fair value inventory step-up and backlog expense, (ii) amortization of acquired intangible assets, (iii) acquisition-related costs, (iv) debt extinguishment costs, (v) the tax effect of non-GAAP adjustments, (vi) interest expense, (vii) income taxes, (viii) depreciation and amortization, (ix) stock-based compensation expense, (x) DOJ and SEC costs, (xi) payments for acquisitions, (xii) receipts from note receivables, and (xiii) proceeds from sale of property and equipment; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality firearms, related products, and training to the global military, law enforcement, and consumer markets. The company’s firearm division brands include Smith & Wesson®, M&P®, and Thompson/Center Arms™. As a leading provider of shooting, reloading, gunsmithing, and gun cleaning supplies, the company’s accessories division produces innovative, high-quality products under several brands, including Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, and Hooyman™ Premium Tree Saws. Smith & Wesson facilities are located in Massachusetts, Maine, Connecticut, and Missouri. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our belief that we have strengthened our supply chain; our anticipated further sales and earnings growth in fiscal 2016; our belief that we continue to position our company for long-term success; our focus on creating value for our shareholders by optimizing our capital efficiency, lowering our weighted average cost of capital, and strengthening our balance sheet to support future growth initiatives; our expectations for net sales, GAAP earnings per diluted share from continuing operations, and non-GAAP earnings per diluted share for the first quarter of fiscal 2016 as well as net sales, GAAP earnings per diluted share from continuing operations, and non-GAAP earnings per diluted share for fiscal 2016. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the success of our partnership with General Dynamics Ordnance and Tactical Systems; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended		For the Years Ended
	April 30, 2015 (Unaudited)	April 30, 2014 (Unaudited)	April 30, 2015	April 30, 2014
	(In thousands, except per share data)
Net sales	$180,997	$170,425	$551,862	$626,620
Cost of sales	113,853	100,680	356,936	367,515

Gross profit	67,144	69,745	194,926	259,105

Operating expenses:
Research and development	2,113	1,529	6,943	5,648
Selling and marketing	9,149	9,365	36,033	33,515
General and administrative	18,558	15,770	62,322	68,954

Total operating expenses	29,820	26,664	105,298	108,117

Operating income	37,324	43,081	89,628	150,988

Other (expense)/income:
Other (expense)/income, net	40	(2,189)	39	(2,154)
Interest income	119	6	395	149
Interest expense	(3,248)	(1,771)	(11,330)	(12,261)

Total other (expense)/income, net	(3,089)	(3,954)	(10,896)	(14,266)

Income from continuing operations before income taxes	34,235	39,127	78,732	136,722
Income tax expense	12,295	14,227	28,905	48,095

Income from continuing operations	21,940	24,900	49,827	88,627
Discontinued operations:
Loss from operations of discontinued security solutions division	(52)	(108)	(297)	(456)
Income tax expense/(benefit)	1	(264)	(83)	(1,134)

(Loss)/income from discontinued operations	(53)	156	(214)	678

Net income	$21,887	$25,056	$49,613	$89,305

Net income per share:
Basic - continuing operations	$0.41	$0.45	$0.92	$1.51

Basic - total	$0.41	$0.45	$0.92	$1.52

Diluted - continuing operations	$0.40	$0.44	$0.90	$1.47

Diluted - total	$0.40	$0.44	$0.90	$1.49

Weighted average number of common shares outstanding:
Basic	53,846	55,112	53,988	58,668
Diluted	55,074	56,481	55,228	60,114

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of
	April 30, 2015	April 30, 2014
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$42,222	$68,860
Accounts receivable, net of allowance for doubtful accounts of $722 on April 30, 2015 and $844 on April 30, 2014	55,280	55,890
Inventories	76,895	86,742
Prepaid expenses and other current assets	6,306	5,958
Deferred income taxes	16,373	17,094
Income tax receivable	—	4,627

Total current assets	197,076	239,171

Property, plant, and equipment, net	133,844	120,440
Intangibles, net	73,768	3,425
Goodwill	75,426	—
Other assets	14,878	18,467

	$494,992	$381,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,360	$37,688
Accrued expenses	19,021	17,107
Accrued payroll	7,556	15,816
Accrued income taxes	4,224	—
Accrued taxes other than income	5,281	5,359
Accrued profit sharing	6,165	11,060
Accrued warranty	6,404	5,513

Total current liabilities	81,011	92,543

Deferred income taxes	33,905	11,418

Notes payable	175,000	100,000

Other non-current liabilities	10,706	10,719

Total liabilities	300,622	214,680

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 69,625,081 shares issued and 54,062,459 shares outstanding on April 30, 2015 and 68,809,986 shares issued and 55,352,679 shares outstanding on April 30, 2014	70	69
Additional paid-in capital	219,198	211,225
Retained earnings	147,352	97,739
Accumulated other comprehensive income	73	73
Treasury stock, at cost (15,562,622 shares on April 30, 2015 and 13,457,307 shares on April 30, 2014)	(172,323)	(142,283)

Total stockholders’ equity	194,370	166,823

	$494,992	$381,503

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended April 30,
	2015	2014
	(In thousands)
Cash flows from operating activities:
Net income	$49,613	$89,305
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,893	21,704
Loss on sale/disposition of assets	267	150
Provisions for/(recoveries of) losses on accounts receivable	122	(214)
Deferred income taxes	2,341	(1,463)
Stock-based compensation expense	5,808	8,212
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	10,983	(9,588)
Inventories	25,662	(23,744)
Prepaid expenses and other current assets	(569)	(1,856)
Income tax receivable/(payable)	8,965	(1,534)
Accounts payable	(7,345)	6,468
Accrued payroll	(9,525)	2,720
Accrued taxes other than income	(86)	10
Accrued profit sharing	(4,895)	1,473
Accrued expenses	1,447	(477)
Accrued warranty	891	(244)
Other assets	(348)	(356)
Other non-current liabilities	583	(360)

Net cash provided by operating activities	114,807	90,206

Cash flows from investing activities:
Payments for the net assets of Tri-Town Precision Plastics, Inc.	(23,805)	—
Payments to acquire Battenfeld Technologies, Inc., net of cash acquired	(135,437)	—
Refunds of/(payments for) deposits on machinery and equipment	1,431	(9,269)
Receipts from note receivable	81	77
Payments to acquire patents and software	(392)	(243)
Proceeds from sale of property and equipment	264	101
Payments to acquire property and equipment	(28,199)	(53,282)

Net cash used in investing activities	(186,057)	(62,616)

Cash flows from financing activities:
Proceeds from loans and notes payable	175,000	101,584
Cash paid for debt issue costs	(2,558)	(3,791)
Payments on capital lease obligation	(596)	(596)
Payments on notes payable	(100,000)	(45,143)
Proceeds from Economic Development Incentive Program	640	722
Payments to acquire treasury stock	(30,040)	(115,887)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	3,103	3,315
Payroll taxes paid as a result of restricted stock unit withholdings	(1,708)	(2,068)
Excess tax benefit of stock-based compensation	771	2,647

Net cash provided by/(used in) financing activities	44,612	(59,217)

Net decrease in cash and cash equivalents	(26,638)	(31,627)
Cash and cash equivalents, beginning of period	68,860	100,487

Cash and cash equivalents, end of period	$42,222	$68,860

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$8,617	$7,688
Income taxes	16,926	48,778

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended April 30,				For the Year Ended April 30,
	2015		2014		2015		2014
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$67,144	37.1%	$69,745	40.9%	$194,926	35.3%	$259,105	41.3%
Fair value inventory step-up and backlog expense	2,398	1.3%	—	—	4,404	0.8%	—	—

Non-GAAP gross profit	$69,542	38.4%	$69,745	40.9%	$199,330	36.1%	$259,105	41.3%

GAAP operating expenses	$29,820	16.5%	$26,664	15.6%	$105,298	19.1%	$108,117	17.3%
Amortization of acquired intangible assets	(2,324)	-1.3%	—	—	(3,748)	-0.7%	—	—
Acquisition-related costs	(48)	0.0%	(471)	-0.3%	(2,090)	-0.4%	(471)	-0.1%
SEC settlement costs	—	—	(2,000)	-1.2%	—	—	(2,000)	-0.3%
Debt extinguishment costs	—	—	—	—	—	—	(5,080)	-0.8%

Non-GAAP operating expenses	$27,448	15.2%	$24,193	14.2%	$99,460	18.0%	$100,566	16.0%

GAAP operating income from continuing operations	$37,324	20.6%	$43,081	25.3%	$89,628	16.2%	$150,988	24.1%
Fair value inventory step-up and backlog expense	2,398	1.3%	—	—	4,404	0.8%	—	—
Amortization of acquired intangible assets	2,324	1.3%	—	—	3,748	0.7%	—	—
Acquisition-related costs	48	0.0%	471	0.3%	2,090	0.4%	471	0.1%
SEC settlement costs	—	—	2,000	1.2%	—	—	2,000	0.3%
Debt extinguishment costs	—	—	—	—	—	—	5,080	0.8%

Non-GAAP operating income from continuing operations	$42,094	23.3%	$45,552	26.7%	$99,870	18.1%	$158,539	25.3%

GAAP income from continuing operations	$21,940	12.1%	$24,900	14.6%	$49,827	9.0%	$88,627	14.1%
Fair value inventory step-up and backlog expense	2,398	1.3%	—	—	4,404	0.8%	—	—
Amortization of acquired intangible assets	2,324	1.3%	—	—	3,748	0.7%	—	—
Acquisition-related costs	48	0.0%	471	0.3%	2,090	0.4%	471	0.1%
SEC settlement costs	—	—	2,000	1.2%	—	—	2,000	0.3%
Debt extinguishment costs	—	—	—	—	—	—	5,080	0.8%
Tax effect of non-GAAP adjustments	(1,765)	-1.0%	(914)	-0.5%	(3,790)	-0.7%	(2,794)	-0.4%

Non-GAAP income from continuing operations	$24,945	13.8%	$26,457	15.5%	$56,279	10.2%	$93,384	14.9%

GAAP income from continuing operations per share - diluted	$0.40		$0.44		$0.90		$1.47
Fair value inventory step-up and backlog expense	0.04		—		0.08		—
Amortization of acquired intangible assets	0.04		—		0.07		—
Acquisition-related costs	0.00		0.01		0.04		0.01
SEC settlement costs	—		0.04		—		0.03
Debt extinguishment costs	—		—		—		0.08
Tax effect of non-GAAP adjustments	(0.03)		(0.02)		(0.07)		(0.05)

Non-GAAP income from continuing operations per share - diluted	$0.45		$0.47		$1.02		$1.55

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the three months ended		For the years ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Net cash provided by operating activities	$84,860	$35,981	$114,807	$90,206
Net cash used in investing activities	(3,410)	(13,941)	(186,057)	(62,616)
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	—	23,805	—
Payments to acquire Battenfeld Technologies, Inc., net of cash acquired	(715)	—	135,437	—
Receipts from note receivable	(21)	(20)	(81)	(77)
Proceeds from sale of property and equipment	(1)	—	(264)	(101)

Free cash flow	$80,713	$22,020	$87,647	$27,412

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME/(LOSS) FROM OPERATIONS TO ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended April 30, 2015			For the Three Months Ended April 30, 2014
	Continuing	Discontinued	Total	Continuing	Discontinued	Total
Income/(loss) from operations	$21,940	$(53)	$21,887	$24,900	$156	$25,056
Interest expense	3,248	—	3,248	1,771	—	1,771
Income tax expense/(benefit)	12,295	1	12,296	14,227	(264)	13,963
Depreciation and amortization	9,295	—	9,295	5,396	—	5,396
Stock-based compensation expense	1,560	—	1,560	1,562	—	1,562
Acquisition-related costs	48	—	48	471	—	471
Fair value inventory step-up and backlog expense	2,398	—	2,398	—	—	—
DOJ/SEC costs	4	—	4	2,150	—	2,150

Adjusted EBITDAS	$50,788	$(52)	$50,736	$50,477	$(108)	$50,369

	For the Year Ended April 30, 2015			For the Year Ended April 30, 2014
	Continuing	Discontinued	Total	Continuing	Discontinued	Total
Income/(loss) from operations	$49,827	$(214)	$49,613	$88,627	$678	$89,305
Interest expense	11,330	—	11,330	12,261	—	12,261
Income tax expense/(benefit)	28,905	(83)	28,822	48,095	(1,134)	46,961
Depreciation and amortization	29,435	—	29,435	19,758	—	19,758
Stock-based compensation expense	5,808	—	5,808	8,212	—	8,212
Acquisition-related costs	2,090	—	2,090	471	—	471
Fair value inventory step-up and backlog expense	4,404	—	4,404	—	—	—
DOJ/SEC costs	711	—	711	2,593	—	2,593

Adjusted EBITDAS	$132,510	$(297)	$132,213	$180,017	$(456)	$179,561